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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported): October 18, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
(State of                (Commission File Number)            (IRS Employer
incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
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           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

On October 18, 2000, Affymetrix, Inc. ("Affymetrix") and Glaxo Wellcome PLC ("Glaxo Wellcome") entered into an amendment ("Amendment No. 3") to the Governance Agreement dated as of July 6, 1995, by and between Affymetrix and Glaxo Wellcome, as amended in the Amendment to Governance Agreement entered into on April 14, 1998 and the Amendment No. 2 to Governance Agreement entered into on September 8, 1998. Under the terms of Amendment No. 3, Glaxo Wellcome agreed that it is no longer entitled to designate two nominees to serve on the Board of Directors of Affymetrix. Concurrently with the execution of Amendment No. 3, Glaxo Wellcome's two designees serving on the Board of Directors of Affymetrix, Inc., Adrian Hennah and Barry C. Ross, offered their resignations from the Affymetrix Board and the Affymetrix Board accepted such resignations effective as of October 18, 2000.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Not Applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits

The following exhibit is filed herewith:

Exhibit Number             Description
--------------             -----------

10.1                       Amendment No. 3 to Governance Agreement


Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: October 20, 2000


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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10.1              Amendment No. 3 to Governance Agreement